UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income and Total Return from a Portfolio of Dividend-Paying
Common Stocks, REIT Stocks, Emerging Markets Debt, and Senior Loans

Annual Report

December 31, 2011

Nuveen Diversified
Dividend and
Income Fund

JDD

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage and Other Information	10

Common Share Distribution and Price Information	13

Performance Overview	16

Report of Independent Registered Public Accounting Firm	17

Portfolio of Investments	18

Statement of Assets & Liabilities	31

Statement of Operations	32

Statement of Changes in Net Assets	33

Statement of Cash Flows	34

Financial Highlights	36

Notes to Financial Statements	38

Board Members and Officers	50

Reinvest Automatically Easily and Conveniently	55

Glossary of Terms Used in this Report	57

Additional Fund Information	59

Chairman's
Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor's long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2012

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Diversified Dividend and Income Fund (JDD)

JDD features portfolio management by teams at four separate sub-advisers.

NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has approximately 30 years of corporate finance and investment management experience.

The real estate portion of the Fund's investment portfolio is managed by a team at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin Bedell, who together average 31 years experience in managing real estate investments, lead the team.

Wellington Management Company, LLP, invests its portion of the Fund's assets in emerging markets sovereign debt. James W. Valone, who has more than 25 years of professional experience, heads the team.

Symphony Asset Management LLC, an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in senior loans. The Symphony team is led by Gunther Stein, Symphony's Chief Investment Officer. Gunther has more than 20 years of investment management experience.

Here representatives from NWQ, Security Capital, Wellington Management and Symphony talk about their management strategies and the performance of the Fund for the twelve-month period ended December 31, 2011.

What were the general market conditions for the reporting period?

During this period, the U.S. economy continued to recover from the recent recession, but progress remained slow. The country's gross domestic product (GDP) grew in 2011, but at a slower rate than in 2010 (1.7% vs. 3.0%). The unemployment picture showed some improvement, with the national unemployment rate standing at 8.5% as of December 2011, compared with 9.4% one year earlier. However, the housing market continued to be a weak spot. For the twelve months ended November 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor's (S&P)/Case-Shiller Index lost 1.3%, with 18 of the 20 major metropolitan areas reporting lower values. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Nuveen Investments

In an attempt to improve the overall economic environment, the Federal Reserve (Fed) continued to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. In January 2012 (following the close of the reporting period), the central bank stated that economic conditions would likely warrant maintaining this low rate through 2014. The Fed also implemented a program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed's mandates of maximum employment and price stability.

The U.S. equity markets experienced periods of extreme volatility over the twelve-month reporting period, and posted mixed results for the full year. The Dow Jones Industrial Average gained 8.38% in 2011, and the broader S&P 500 Index ended the year up 2.11%. The NASDAQ Composite Index finished in the red, returning -0.83% during 2011. Globally, the MSCI EAFE Index posted a return of -11.73% for the year.

Real Estate Investment Trust (REIT) common stocks rebounded strongly in the fourth quarter to end 2011, with attractive total returns amidst highly volatile equity markets buffeted by continued signs of stress in U.S. and global economies and the ongoing potential for contagion associated with a crisis in European financial markets. The Wilshire Real Estate Securities Index was up 8.87% in 2011.

The market for emerging markets debt performed well in 2011, with the JPMorgan Emerging Markets Bond Index Global Diversified gaining 7.35%.

Senior loans generally performed modestly in 2011, due to difficult economic conditions and uncertain prospects for many issuers. The CSFB Leveraged Loan Index posted a 1.82% gain in 2011.

What were the key strategies were used to manage the Fund over this reporting period?

The Fund's investment objectives are high current income and total return. In its efforts to achieve these objectives, the Fund invests primarily in 1) U.S. and foreign dividend-paying common stocks, 2) dividend-paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund's target weighting is approximately 50% equity and 50% debt.

For the dividend-paying equity portion of the Fund's portfolio during this reporting period, managed by NWQ, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also

Nuveen Investments

focused on trying to manage downside risk exposure, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believe that cash flow analysis offeres a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

In managing the real estate portion of the portfolio, Security Capital sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long-run. Across all real estate sectors, we favored companies with properties located in the strongest urban markets. These "high barrier to entry" markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

In the emerging market debt portion of the Fund managed by Wellington Management, we kept the portfolio's beta at a neutral to slightly defensive level, balancing our positive outlook and expectations for emerging markets countries with concerns about the broader global environment. Throughout the year we were overweight in Latin America, favoring countries such as Brazil, Mexico and Peru. We reduced our exposure to Argentina because of political volatility over the year having to do with the presidential elections in this country, but Argentina remains slightly overweight in the portfolio. An underweight to Central Europe (Hungary, Croatia) reflected our concerns about the region's vulnerability to a worsening of the European sovereign crisis and declining demand for exports as growth slowed. Instead, we focused our exposure on countries like Russia and Kazakhstan. We reduced exposure to most countries in the Middle East following the political turmoil seen in that region, but we continued to hold exposure in Qatar and United Arab Emirates, two high quality countries with attractive valuations. We remained underweight in Asia because of tight valuations. We saw currencies come under pressure during the year as the global growth story weakened and the European sovereign crisis worsened. Emerging markets currency in general tends to be the highest beta part of the market and it tends to be the most reactive to any kind of negative market news. As a result, we reduced our exposure to currency in general. Local interest rate exposure was concentrated in countries with steep yield curves, like Mexico and Colombia. We reduced overall corporate exposure, but did participate on a tactical basis where new issue premiums were attractive.

In the senior loan and other debt portion of the Fund's portfolio, managed by Symphony, we continued to position the portfolio conservatively. During the second half of 2011, the senior loan market experienced significant volatility following Federal Reserve comments suggesting that interest rates would remain low for an extended period. This made floating rate loans generally less attractive to retail buyers, despite the fact that current yields remain above historical averages and the consensus view is that default risk remains quite low. Despite significant volatility in August, the senior loan market finished the year on a positive note.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*  Refer to Glossary of Terms Used in this Report for definitions.

How did the Fund perform over this period?

The performance of the Fund, as well as for a comparative benchmark and a general equity market index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value

For periods ended 12/31/11

	1-Year	5-Year
JDD	1.08%	-1.51%
Comparative Benchmark*	4.78%	3.72%
S&P 500 Index*	2.11%	-0.25%

For the twelve-month period ended December 31, 2011, the total return on common share net asset value (NAV) for the Fund underperformed both its comparative benchmark and the S&P 500 Index.

Within the dividend-paying equity portion of the Fund, several investments appreciated during the year, given initial depressed valuations and individual catalysts. Holdings worth highlighting include Motorola Mobility, CVS Caremark, Pfizer, and Philip Morris International. In August, Motorola Mobility received an all cash takeover offer from Google Inc. at $40 per share, which represented a 63% premium to the stock's previous day closing price. The catalyst for the acquisition was Motorola's extensive patent portfolio, which Google plans to use to protect its Android franchise. We had increased our position in Motorola Mobility in March 2011 based on valuation given the attractiveness of its patent portfolio, and subsequently eliminated the entire position after the acquisition was announced.

CVS Caremark Corp. outperformed as many market analysts believe the company is well-positioned to have another strong selling season in its Caremark pharmacy benefit manager. Pfizer Inc. outperformed as the company has been active in addressing ongoing and future challenges by shaking up its management team, stabilizing its core earnings, and beginning the process of divesting several divisions.

We trimmed our position in Philip Morris International Inc. after yet another year of significant outperformance brought its valuation to levels where we believed that the stock's risk/reward had become less compelling. At the time of the trim in November, the stock had generated a total return of over 30% for the year to date period, driven by above trend-line earnings and cash flows through the first three quarters of 2011.

Looking at holdings that hampered overall performance, stocks of large, multi-national banks, including Citigroup, continued to be pressured by concerns such as the European debt crisis, ongoing implementation of new regulations, and an overall weak capital markets and trading environment. However, we continued to like our bank holdings given gradually improving fundamentals, extremely low expectations, and valuations that are well below historical levels.

Despite stability in its life insurance and international mortgage insurance divisions, Genworth Financial was another holding that hurt performance as its U.S. mortgage insurance business struggled given the slow recovery in the housing market. General

Nuveen Investments

Motors declined as the company provided cautious guidance due to struggles with restructuring efforts at its European and Brazilian operations.

Looking at portfolio additions over the period, we purchased Cisco Systems as we believed the share price discounted lower future operating margins and gave little value to the company's core franchise or management's ability to successfully restructure its businesses. We also purchased Goldman Sachs as we do not believe financial regulatory reform will meaningfully affect the company's future earnings power or its ability to grow its book value, and we bought Interpublic Group of Companies, which provides advertising and marketing services worldwide.

In the real estate portion of the Fund managed by Security Capital, the portfolio's diversified shopping center and health care equity investments contributed positively to performance. On the negative side, the Fund's performance was constrained by equity investments in office, multi-family and industrial companies.

We also sold calls on individual equities that are held in portfolio, writing covered call options on individual stocks to enhance returns while foregoing some upside potential of the Fund's equity portfolio.

In the emerging markets debt portion of the portfolio managed by Wellington Management, country rotation strategies contributed positively to performance while security selection detracted. Among country rotation strategies, an overweight exposure to Brazil, underweight exposure to Turkey, and a lack of exposure to Iraq contributed to overall performance for the year, while overweight exposure to Argentina, an underweight exposure to the Philippines and an allocation to India detracted. Security selection detracted from returns during the year. Positioning in Ukraine, Venezuela, and Egypt contributed positively to overall performance, while security selection in Brazil, Indonesia and Mexico detracted. We also used foreign currency exchange contracts, buying currencies expected to appreciate and selling currencies expected to depreciate.

The senior loan portion of the Fund managed by Symphony benefited from a positioning in lower-beta names, many of which have lower leverage and less cyclicality to their businesses than the overall market. Generally speaking, having a higher quality portfolio during the period helped performance, as mutual funds continued to favor higher quality more liquid assets as volatility remained high and outflows within the senior loan asset class persisted. We continued to favor new issues within this market, which have generally performed well but have not kept pace with lower quality issues in the secondary market. Positions such as Go Daddy and Federal Mogul continued to provide attractive yield with lower overall risk than the market and performed well throughout the volatile period.

Nuveen Investments

Fund Leverage
and Other Information

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a very modest negative impact on the performance of the Fund over this reporting period. During the period, the Fund entered into interest rate swap contracts to partially fix the interest cost of the Fund's leverage. This activity detracted from performance modestly, in addition to the modestly negative impact of engaging in leverage, as rates declined slightly during the period the position was in place, meaning it would have been better had the interest rates of the leverage floated rather than being partially fixed in the period.

RECENT DEVELOPMENTS REGARDING THE FUND'S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Fund issued auction rate preferred shares (ARPS) to create leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Fund to pay the so called "maximum rate" to ARPS shareholders under the terms of the ARPS in the Fund's charter documents. The Fund redeemed its ARPS at par in 2009 and since then has relied upon bank borrowings to create structural leverage.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including this Fund) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds' officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds' ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and

Nuveen Investments

recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee's recommendation.

Subsequently, the funds that received demand letters (including this Fund) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the "Cook County Chancery Court") on February 18, 2011 (the "Complaint"). The Complaint, filed on behalf of purported holders of each fund's common shares, also named Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Directors/Trustees of each of the funds (together with the nominal defendants, collectively, the "Defendants"). The Complaint contained the same basic allegations contained in the demand letters. The Defendants filed a motion to dismiss the suit and on December 16, 2011, the court granted that motion dismissing the Complaint. The plaintiffs failed to file an appeal of the court's decision within the required time period, resulting in the final disposition of the suit.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, distributions and returns. There is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Nuveen Investments

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Real Estate Risk. The Fund may invest in various types of securities issued by REITs, linking an investment in the Fund to the performance of the real estate markets.

Derivatives Risk. Derivative securities include, but are not limited to, calls, puts, warrants, swaps, and forwards. The fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with the underlying investments. The derivatives market is largely unregulated.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the portfolio manager is not the equivalent of a rating by a rating agency.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which the Fund may invest will be unsecured or insufficiently collateralized, thereby increasing the risk of loss to the Fund in the event of issuer default.

Value Stock Risks. Value stocks are securities that the portfolio manager believes to be undervalued, or mispriced. If the manager's assessment of a company's prospects is wrong, the price of the company's common stock or other equity securities may fall, or may not approach the value that the manager has placed on them.

Nuveen Investments

Common Share Distribution
and Price Information

Distribution Information

The following information regarding the Fund's distributions is current as of December 31, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the twelve-month reporting period, the Fund's quarterly distribution to common shareholders increased in March. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but-as noted earlier-also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but

Nuveen Investments

**  The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008 or for the tax years ended prior to December 31, 2006.

not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's common share distributions and total return performance for the fiscal year ended December 31, 2011. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 12/31/11 (Common Shares)	JDD
Inception date	9/25/03
Fiscal year (calendar year) ended December 31, 2011:
Per share distribution:
From net investment income	$1.00
From long-term capital gains	0.00
From short-term capital gains	0.00
Return of capital	0.00
Total per share distribution	$1.00
Distribution rate on NAV	8.80%
Average annual total returns:
Excluding retained gain tax credit/refund**:
1-Year on NAV	1.08%
5-Year on NAV	-1.51%
Since inception on NAV	5.97%
Including retained gain tax credit/refund**:
1-Year on NAV	1.08%
5-Year on NAV	-0.86%
Since inception on NAV	6.34%

Common Share Repurchases and Price Information

As of December 31, 2011, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its common shares as shown in the accompanying table.

Common Shares Repurchased and Retired	% of Outstanding Common Shares
265,122	1.3%

Nuveen Investments

During the twelve-month reporting period, the Fund repurchased and retired common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Common Shares Repurchased and Retired	Weighted Average Price Per Share Repurchased and Retired	Weighted Average Discount Per Share Repurchased and Retired
25,121	$9.78	15.09%

As of December 31, 2011, the Fund's common share price was trading at a -9.76% discount to its common share NAV, compared with an average discount of -9.18% for the entire twelve-month period.

Nuveen Investments

Fund Snapshot

Common Share Price	$10.26
Common Share Net Asset Value (NAV)	$11.37
Premium/(Discount) to NAV	-9.76%
Current Distribution Rate[1]	9.75%
Net Assets Applicable to Common Shares ($000)	$226,702

Leverage

Regulatory Leverage	30.14%
Effective Leverage	30.14%

Portfolio Composition

(as a % of total investments)2,3

Real Estate Investment Trust	26.0%
Emerging Markets Debt	22.3%
Media	6.0%
Pharmaceuticals	5.0%
Hotels, Restaurants & Leisure	3.4%
Insurance	3.4%
Health Care Providers & Services	3.1%
Oil, Gas & Consumable Fuels	2.2%
Software	2.1%
Communications Equipment	2.0%
Metals & Mining	1.8%
Diversified Financial Services	1.5%
Short-Term Investments	2.9%
Other	18.3%

Real Estate Investment Trust
Top Five Sub-Industries

(as a % of total investments)2,3

Specialized	7.0%
Office	5.8%
Residential	5.5%
Retail	5.2%
Diversified	1.1%

Emerging Markets Debt
and Foreign Corporate Bonds
Top Five Countries

(as a % of total investments)2,3

Indonesia	1.8%
Mexico	1.7%
Russian Federation	1.7%
Brazil	1.5%
Colombia	1.2%

Average Annual Total Returns

(Inception 9/25/03)

	On Share Price	On NAV
1-Year	3.33%	1.08%
5-Year	-4.09%	-1.51%
Since Inception	5.00%	5.97%

Average Annual Total Return4

(Including retained gain tax credit/refund)

	On Share Price	On NAV
1-Year	3.33%	1.08%
5-Year	-3.43%	-0.86%
Since Inception	5.38%	6.34%

JDD

Performance

OVERVIEW

(Unaudited)

Nuveen Diversified Dividend and Income Fund

  December 31, 2011

Portfolio Allocation (as a % of total investments)2,3,5

2010-2011 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the investments in Fund's distributions, a return of capital for tax purposes.

2  Excluding investments in derivatives.

3  Holdings are subject to change.

4  As previously explained in the Common Share Distribution and Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008 or for the tax years ended prior to December 31, 2006.

5  72.2% of the Fund's total investments (excluding investments in derivatives) are U.S. Securities.

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Diversified Dividend and Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Diversified Dividend and Income Fund (the "Fund") as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, counterparty, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Diversified Dividend and Income Fund at December 31, 2011, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 27, 2012

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund

Portfolio of Investments

  December 31, 2011

Shares	Description (1)	Value
	Common Stocks – 35.1% (24.4% of Total Investments)
	Aerospace & Defense – 0.9%
40,500	Raytheon Company	$1,959,390
	Automobiles – 0.6%
63,300	General Motors Company, (2)	1,283,091
	Building Products – 0.4%
35,400	Masonite Worldwide Holdings, (2), (3)	842,520
	Capital Markets – 0.4%
11,000	Goldman Sachs Group, Inc.	994,730
	Commercial Banks – 0.9%
76,800	Wells Fargo & Company	2,116,608
	Commercial Services & Supplies – 0.6%
78,600	Pitney Bowes Inc.	1,457,244
	Communications Equipment – 1.7%
118,000	Cisco Systems, Inc.	2,133,440
34,828	Motorola Solutions Inc.	1,612,188
	Total Communications Equipment	3,745,628
	Diversified Financial Services – 1.9%
92,950	Citigroup Inc.	2,445,515
53,000	JPMorgan Chase & Co.	1,762,250
	Total Diversified Financial Services	4,207,765
	Diversified Telecommunication Services – 0.4%
181,200	Frontier Communications Corporation	933,180
	Food & Staples Retailing – 0.7%
40,000	CVS Caremark Corporation	1,631,200
	Hotels, Restaurants & Leisure – 0.6%
39,200	Hyatt Hotels Corporation, Class A, (2)	1,475,488
	Industrial Conglomerates – 0.4%
44,600	General Electric Company	798,786
	Insurance – 4.6%
187,500	Genworth Financial Inc., Class A, (2)	1,228,125
128,700	Hartford Financial Services Group, Inc.	2,091,375
54,000	Lincoln National Corporation	1,048,680
31,200	Loews Corporation	1,174,680
72,500	MetLife, Inc.	2,260,550
90,300	Symetra Financial Corporation	819,021
86,500	Unum Group	1,822,555
	Total Insurance	10,444,986

Nuveen Investments

Shares	Description (1)	Value
	Machinery – 1.4%
37,600	Ingersoll Rand Company Limited, Class A	$1,145,672
52,300	PACCAR Inc.	1,959,681
	Total Machinery	3,105,353
	Media – 3.5%
147,000	Interpublic Group Companies, Inc.	1,430,310
17,337	Metro-Goldwyn-Mayer, (2), (3)	353,964
137,000	National CineMedia, Inc.	1,698,800
70,300	Time Warner Inc.	2,540,642
43,000	Viacom Inc., Class B	1,952,630
	Total Media	7,976,346
	Metals & Mining – 2.0%
56,200	AngloGold Ashanti Limited, Sponsored ADR	2,385,690
49,500	Barrick Gold Corporation	2,239,875
	Total Metals & Mining	4,625,565
	Oil, Gas & Consumable Fuels – 3.1%
14,000	Exxon Mobil Corporation, (4)	1,186,640
16,100	Occidental Petroleum Corporation	1,508,570
179,000	Talisman Energy Inc.	2,282,250
41,000	Total S.A., Sponsored ADR	2,095,510
	Total Oil, Gas & Consumable Fuels	7,072,970
	Pharmaceuticals – 6.3%
43,400	GlaxoSmithKline PLC, Sponsored ADR	1,980,342
56,000	Merck & Company Inc.	2,111,200
205,000	Pfizer Inc., (4)	4,436,200
114,200	Sanofi-Aventis, ADR	4,172,868
40,200	Teva Pharmaceutical Industries Limited, Sponsored ADR	1,622,472
	Total Pharmaceuticals	14,323,082
	Professional Services – 0.3%
25,700	Nielsen Holdings BV, (2)	763,033
	Software – 2.6%
184,600	CA Inc.	3,731,689
87,000	Microsoft Corporation, (4)	2,258,520
	Total Software	5,990,209
	Tobacco – 0.7%
19,500	Philip Morris International	1,530,360
	Wireless Telecommunication Services – 1.1%
85,000	Vodafone Group PLC, Sponsored ADR	2,382,550
	Total Common Stocks (cost $81,928,425)	79,660,084
Shares	Description (1)	Value
	Real Estate Investment Trust Common Stocks – 35.2% (24.5% of Total Investments)
	Diversified – 1.6%
170,000	Colonial Properties Trust	$3,546,200
	Hotels, Restaurants & Leisure – 1.5%
225,442	Host Hotels & Resorts Inc.	3,329,778
	Industrial – 1.5%
119,548	ProLogis	3,417,877

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments December 31, 2011

Shares	Description (1)	Value
	Mortgage – 0.3%
56,000	Redwood Trust Inc.	$570,080
	Office – 8.3%
27,600	Boston Properties, Inc.	2,748,960
253,750	Brandywine Realty Trust	2,410,625
133,787	CommonWealth REIT	2,226,216
95,000	Corporate Office Properties	2,019,700
114,000	Mack-Cali Realty Corporation	3,042,660
188,800	Piedmont Office Realty Trust	3,217,152
48,700	SL Green Realty Corporation	3,245,368
	Total Office	18,910,681
	Residential – 6.0%
134,826	Apartment Investment & Management Company, Class A	3,088,864
25,875	AvalonBay Communities, Inc.	3,379,275
62,000	BRE Properties, Inc.	3,129,760
68,700	Equity Residential	3,917,961
	Total Residential	13,515,860
	Retail – 7.4%
30,900	Federal Realty Investment Trust	2,804,175
238,360	General Growth Properties Inc.	3,580,167
71,791	Macerich Company	3,632,625
81,500	Regency Centers Corporation	3,066,030
29,485	Simon Property Group, Inc.	3,801,796
	Total Retail	16,884,793
	Specialized – 8.6%
170,000	Extra Space Storage Inc.	4,119,100
97,800	HCP, Inc.	4,051,854
69,350	Health Care REIT, Inc.	3,781,656
28,524	Public Storage, Inc.	3,835,337
68,100	Ventas Inc.	3,754,352
	Total Specialized	19,542,299
	Total Real Estate Investment Trust Common Stocks (cost $61,327,100)	79,717,568

Shares	Description (1)	Coupon		Value
	Real Estate Investment Trust Preferred Stocks – 1.9% (1.3% of Total Investments)
	Residential – 1.9%
168,000	Equity Lifestyle Properties Inc., Series A	8.034%		$4,252,080
	Total Real Estate Investment Trust Preferred Stocks (cost $4,265,280)			4,252,080
Shares	Description (1)	Coupon	Ratings (5)	Value
	Capital Preferred Securities – 0.7% (0.5% of Total Investments)
	Food Products – 0.7%
15	HJ Heinz Finance Company, 144A	8.000%	BBB-	$1,562,813
	Total Capital Preferred Securities (cost $1,310,000)			1,562,813

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (6)	Ratings (5)	Value
	Variable Rate Senior Loan Interests – 34.6% (24.1% of Total Investments) (7)
	Auto Components – 0.8%
$1,314	Federal-Mogul Corporation, Tranche B, Term Loan	2.209%	12/29/14	Ba3	$1,219,337
670	Federal-Mogul Corporation, Tranche C, Term Loan	2.216%	12/28/15	Ba3	622,111
1,984	Total Auto Components				1,841,448
	Biotechnology – 0.4%
896	Grifols, Term Loan	6.000%	6/01/17	BB	894,661
	Building Products – 0.4%
931	Goodman Global Inc., Term Loan	5.750%	10/28/16	B+	931,849
	Chemicals – 1.2%
1,869	Ashland, Inc., Term Loan	3.750%	8/23/18	Baa3	1,879,092
990	Univar, Inc., Term Loan	5.000%	6/30/17	B+	957,825
2,859	Total Chemicals				2,836,917
	Commercial Services & Supplies – 0.4%
995	KAR Auction Services, Inc., Term Loan	5.000%	5/19/17	BB-	983,806
	Communications Equipment – 1.2%
862	Intelsat, Term Loan	5.250%	4/02/18	BB-	860,537
1,974	Avaya, Inc., Term Loan	3.256%	10/27/14	B1	1,895,092
2,836	Total Communications Equipment				2,755,629
	Consumer Finance – 0.3%
750	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B+	654,610
	Containers & Packaging – 0.2%
463	Sealed Air Corporation, Term Loan	4.750%	10/03/18	Ba1	468,387
	Diversified Financial Services – 0.3%
635	Pinafore LLC, Term Loan	4.250%	9/29/16	BB	634,137
	Electric Utilities – 0.7%
2,312	TXU Corporation, 2014 Term Loan	3.776%	10/10/14	B2	1,622,061
	Electrical Equipment – 0.3%
398	Sensata Technologies B.V., Term Loan	4.000%	5/12/18	BB+	395,015
298	Sensus Metering Systems, Inc., Term Loan, First Lien	4.750%	5/09/17	Ba3	297,006
696	Total Electrical Equipment				692,021
	Electronic Equipment & Instruments – 0.2%
496	NDS Group, Ltd., Term Loan	4.000%	3/12/18	Ba2	483,844
	Food & Staples Retailing – 1.2%
855	Reynolds Group Holdings, Inc., Add on Term Loan	6.500%	8/09/18	BB-	851,749
1,974	U.S. Foodservice, Inc., Term Loan	2.795%	7/03/14	B	1,831,387
2,829	Total Food & Staples Retailing				2,683,136
	Food Products – 1.0%
998	JBS USA LLC, Term Loan	4.250%	5/25/18	BB	975,056
1,324	Michael Foods Group, Inc., Term Loan	4.250%	2/25/18	B+	1,308,734
2,322	Total Food Products				2,283,790
	Health Care Equipment & Supplies – 0.7%
1,500	Chiron Merger Sub, Inc., Term Loan	7.000%	5/04/18	Ba2	1,515,412

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments December 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (6)	Ratings (5)	Value
	Health Care Providers & Services – 4.5%
$1,265	Community Health Systems, Inc., Term Loan	2.757%	7/25/14	BB	$1,230,677
65	Community Health Systems, Inc., Delayed Term Loan	2.546%	7/25/14	BB	63,193
141	Community Health Systems, Inc., Extended Term Loan	3.965%	1/25/17	BB	136,528
1,980	DaVita, Inc., Tranche B, Term Loan	5.250%	10/20/16	Ba2	1,980,990
1,990	Golden Living, Term Loan	5.000%	5/04/18	B+	1,740,046
76	HCA, Inc., Tranche B2, Term Loan	3.829%	3/31/17	BB	72,217
914	Kindred Healthcare, Term Loan	5.250%	6/01/18	Ba3	854,179
926	MultiPlan, Inc., Term Loan B	4.750%	8/26/17	Ba3	885,309
226	United Surgical Partners International, Inc., Delayed Term Loan	2.300%	4/21/14	Ba3	217,971
1,198	United Surgical Partners International, Inc., Term Loan	2.300%	4/21/14	Ba3	1,153,370
1,826	Universal Health Services, Inc., Term Loan B	3.750%	11/15/16	BB+	1,825,434
10,607	Total Health Care Providers & Services				10,159,914
	Health Care Technology – 0.4%
1,000	Emdeon Business Services LLC, Term Loan	6.750%	11/02/18	BB-	1,009,844
	Hotels, Restaurants & Leisure – 4.2%
1,970	24 Hour Fitness Worldwide, Inc., New Term Loan	7.500%	4/22/16	Ba3	1,890,379
1,409	Dunkin Brands, Inc., Term Loan B2	4.000%	11/23/17	B	1,389,738
83	OSI Restaurant Partners LLC, Revolver	3.540%	6/14/13	B+	79,167
845	OSI Restaurant Partners LLC, Term Loan	2.739%	6/14/14	B+	803,067
1,056	Reynolds Group Holdings, Inc., US Term Loan	6.500%	2/09/18	BB	1,047,935
2,047	Seaworld Parks and Entertainment, Inc., Term Loan B	4.000%	8/17/17	BB+	2,040,572
1,500	Six Flags Theme Parks, Inc., Term Loan B, WI/DD	TBD	TBD	BB+	1,495,312
214	Venetian Casino Resort LLC, Delayed Term Loan	2.930%	11/23/16	BB	206,090
679	Venetian Casino Resort LLC, Tranche B, Term Loan	2.930%	11/23/16	BB	652,727
9,803	Total Hotels, Restaurants & Leisure				9,604,987
	Household Products – 0.3%
724	Visant Corporation, Term Loan	5.260%	12/22/16	BB-	680,901
	Industrial Conglomerates – 1.3%
2,978	U.S. Foodservice, Inc., Term Loan, First Lien	5.750%	3/31/17	B-	2,850,956
	Insurance – 0.2%
566	Fidelity National Information Services, Inc., Term Loan B	5.250%	7/18/16	Ba2	566,925
	Internet Software & Services – 0.3%
632	Go Daddy Operating Co., LLC, Term Loan, First Lien	7.000%	12/16/18	Ba3	632,856
	IT Services – 1.6%
1,377	First Data Corporation, Term Loan B1	3.044%	9/24/14	B+	1,246,846
687	SunGard Data Systems, Inc., Term Loan B	2.029%	2/28/14	BB	671,229
372	First Data Corporation, Term Loan B2	3.044%	9/24/14	B+	336,952
662	Frac Tech International LLC, Term Loan	6.250%	5/06/16	B+	654,289
746	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B2	7.250%	7/28/15	B+	711,965
3,844	Total IT Services				3,621,281
	Leisure Equipment & Products – 0.6%
1,358	Cedar Fair LP, Term Loan	4.000%	12/15/17	Ba2	1,357,700
	Media – 5.1%
1,072	Emmis Operating Company, Term Loan	4.573%	11/01/13	Caa2	998,689
619	Bresnan Broadband Holdings LLC, Term Loan B	4.500%	12/14/17	BB+	613,530
1,000	Cumulus Media, Inc., Term Loan, First Lien	5.750%	9/16/18	Ba2	981,042
750	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	3/18/19	B2	728,750
1,291	Interactive Data Corporation, Term Loan B	4.500%	2/11/18	Ba3	1,280,520
469	Knology, Inc., Term Loan	4.000%	8/18/17	B+	459,780
2,444	Mediacom Broadband LLC, Tranche D, Term Loan	5.500%	3/31/17	BB-	2,418,550
544	Nielsen Finance LLC, Term Loan C	5.250%	5/02/16	B+	533,329
619	SuperMedia, Term Loan	11.000%	12/31/15	Caa1	292,786

Nuveen Investments

Principal Amount (000)		Description (1)	Weighted Average Coupon	Maturity (6)	Ratings (5)	Value
		Media (continued)
$1,956		Univision Communications, Inc., Term Loan	4.546%	3/31/17	B+	$1,751,197
1,000		UPC Broadband Holding BV, Term Loan N	3.770%	12/31/17	Ba3	966,250
1,570		Yell Group PLC, Term Loan	4.046%	7/31/14	N/R	439,580
13,334		Total Media				11,464,003
		Metals & Mining – 0.5%
1,111		Walter Energy, Term Loan	4.000%	4/01/18	BB-	1,104,141
		Multiline Retail – 0.4%
995		Bass Pro Group LLC, Term Loan B	5.250%	6/13/17	BB-	987,123
		Personal Products – 0.4%
806		NBTY, Inc., Term Loan B1	4.250%	10/01/17	BB-	799,204
		Pharmaceuticals – 0.8%
882		Warner Chilcott Corporation, Term Loan B1	4.250%	3/15/18	BBB-	872,359
441		Warner Chilcott Corporation, Term Loan B2	4.250%	3/15/18	BBB-	436,179
606		Warner Chilcott Corporation, Term Loan B3	4.250%	3/15/18	BBB-	599,747
1,929		Total Pharmaceuticals				1,908,285
		Real Estate Investment Trust – 0.3%
641		iStar Financial, Inc., Tranche A1	5.000%	6/28/13	BB-	637,733
		Real Estate Management & Development – 0.6%
946		Capital Automotive LP, Tranche B	5.000%	3/11/17	Ba3	924,950
416		LNR Property Corporation, Term Loan	4.750%	4/29/16	BB+	410,949
1,362		Total Real Estate Management & Development				1,335,899
		Road & Rail – 0.4%
901		Swift Transportation Company, Inc., Term Loan	5.250%	12/21/16	B1	903,551
		Semiconductors & Equipment – 1.3%
1,981		Freescale Semiconductor, Inc., Term Loan	4.520%	12/01/16	Ba3	1,911,248
993		NXP Semiconductor LLC, Term Loan	4.500%	3/04/17	B2	946,597
2,974		Total Semiconductors & Equipment				2,857,845
		Software – 0.4%
902		DataTel Inc., Term Loan B, WI/DD	TBD	TBD	B1	904,132
		Specialty Retail – 1.7%
741		Burlington Coat Factory Warehouse Corporation, Term Loan B	6.250%	2/23/17	B-	728,693
995		J Crew Group, Term Loan	4.750%	3/07/18	B1	937,290
1,824		Jo-Ann Stores, Inc., Term Loan	4.750%	3/16/18	B+	1,755,760
486		Pilot Travel Centers LLC, Term Loan	4.250%	3/30/18	BB+	485,911
4,046		Total Specialty Retail				3,907,654
$83,017		Total Variable Rate Senior Loan Interests (cost $82,014,708)				78,576,642
Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		Emerging Markets Debt and Foreign Corporate Bonds – 32.1% (22.3% of Total Investments)
		Argentina – 0.9%
$130		City of Buenos Aires, Argentina, 144A	12.500%	4/06/15	B2	$135,850
164		Republic of Argentina	8.280%	12/31/33	N/R	119,785
804		Republic of Argentina	8.280%	12/31/33	B-	572,522
474	EUR	Republic of Argentina	7.820%	12/31/33	N/R	373,862
1,820		Republic of Argentina	2.500%	12/31/38	N/R	641,550
571	EUR	Republic of Argentina	2.260%	12/31/38	N/R	205,048
		Total Argentina				2,048,617

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments December 31, 2011

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		Brazil – 2.2%
$155		Banco Bradesco Cayman, 144A	5.900%	1/16/21	Baa1	$158,875
255		Banco de Nordeste do Brasil, 144A	3.625%	11/09/15	BBB	254,362
525		Banco Do Brasil, 144A	5.875%	1/26/22	Baa1	525,525
330		Banco Nacional de Desenvolvimento Economico e Social, Reg S	6.369%	6/16/18	BBB	370,755
300		Centrais Eletricas Brasileiras S.A., 144A	5.750%	10/27/21	BBB	311,700
695	BRL	Companhia Energetica de Sao Paulo, 144A	9.750%	1/15/15	Ba1	545,298
835		Federative Republic of Brazil	10.125%	5/15/27	BBB	1,381,925
180		Federative Republic of Brazil	7.125%	1/20/37	BBB	248,400
265		Globo Comunicacao Participacoes, S.A., 144A	7.250%	4/26/22	BBB	278,197
120		Globo Comunicacao Participacoes, S.A., 144A	6.250%	7/20/50	BBB	125,700
36	BRL	National Treasury Note of Brazil	6.000%	5/15/15	Baa2	420,804
294		Telemar Norte Leste SA, 144A	5.500%	10/23/20	Baa2	289,590
		Total Brazil				4,911,131
		Canada – 0.3%
431		Pacific Rubiales Energy Corporation, 144A	7.250%	12/12/21	BB	433,155
265		PTTEP Canada International Limited, 144A	5.692%	4/05/21	BBB+	277,163
		Total Canada				710,318
		Cayman Islands – 1.0%
145		Braskem Finance Limited, Reg S	7.000%	5/07/20	BBB-	154,787
191		Fibria Overseas Finance, 144A	7.500%	5/04/20	Ba1	186,702
150		Fibria Overseas Finance, 144A	6.750%	3/03/21	Ba1	136,875
386		IPIC GMTN LTD, 144A	5.000%	11/15/20	AA	388,412
270		Itau Unibanco Holdings S.A., 144A	5.750%	1/22/21	Baa1	272,397
685		Petrobras International Finance Company	7.875%	3/15/19	A3	817,682
245		Petrobras International Finance Company	5.750%	1/20/20	A3	262,179
		Total Cayman Islands				2,219,034
		Chile – 1.1%
125		Colbun S.A., 144A	6.000%	1/21/20	BBB-	132,320
420		Corporacion Nacional del Cobre, 144A	3.750%	11/04/20	A1	426,529
290		Corporacion Nacional del Cobre, 144A	3.875%	11/03/21	A1	295,266
640		Corporacion Nacional del Cobre de Chile, Reg S	3.750%	11/04/20	A1	649,949
195		E CL S.A., 144A	5.625%	1/15/21	BBB-	206,044
55		Empresa Nacional del Petroleo, 144A	4.875%	3/15/14	Baa1	57,954
225		Empresa Nacional del Petroleo, Reg S, 144A	6.250%	7/08/19	A3	251,790
395		Empresa Nacional del Petroleo, Reg S, 144A	4.750%	12/06/21	Baa1	393,349
		Total Chile				2,413,201
		China – 0.1%
205		ENN Energy Holdings Limited, 144A	6.000%	5/13/21	BBB-	185,117
		Colombia – 1.6%
395		Bancolombia S.A.	6.125%	7/26/20	Baa3	398,950
125		Republic of Colombia	8.250%	12/22/14	BBB-	147,812
708,000	COP	Republic of Colombia	12.000%	10/22/15	BBB-	468,445
160		Republic of Colombia	7.375%	3/18/19	BBB-	201,600
465		Republic of Colombia	11.750%	2/25/20	BBB-	730,050
420,000	COP	Republic of Colombia	7.750%	4/14/21	BBB-	259,020
200		Republic of Colombia	8.125%	5/21/24	BBB-	278,000
175,000	COP	Republic of Colombia	9.850%	6/28/27	BBB-	127,091
535		Republic of Colombia	10.375%	1/28/33	BBB-	898,800
145		Republic of Colombia	7.375%	9/18/37	BBB-	203,725
		Total Colombia				3,713,493
		Costa Rica – 0.0%
20		Republic of Costa Rica, Reg S	9.995%	8/01/20	BB+	27,250

Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		Cote d'Ivoire (Ivory Coast) – 0.2%
$905		Ivory Coast Republic, Reg S, (9)	3.750%	12/31/32	N/A	$452,500
		Croatia – 0.3%
325		Croatia Republic, 144A	6.750%	11/05/19	BBB-	308,750
130		Croatia Republic, 144A	6.625%	7/14/20	BBB-	121,225
215		Croatia Republic, 144A	6.375%	3/24/21	BBB-	196,187
		Total Croatia				626,162
		Dominican Republic – 0.5%
639		Dominican Republic, Reg S	9.040%	1/23/18	B+	696,937
375		Dominican Republic, Reg S	7.500%	5/06/21	B+	367,500
		Total Dominican Republic				1,064,437
		El Salvador – 0.3%
105		Republic of El Salvador, Reg S	7.375%	12/01/19	BB-	113,400
361		Republic of El Salvador, Reg S	7.750%	1/24/23	Baa3	391,685
75		Republic of El Salvador, Reg S	7.625%	9/21/34	Baa3	81,750
30		Republic of El Salvador, Reg S	8.250%	4/10/32	Baa3	32,550
		Total El Salvador				619,385
		Germany – 0.1%
215		Rearden G Holdings, 144A	7.875%	3/30/20	BB-	214,462
		Hungary – 0.4%
20	EUR	Republic of Hungary, Government Bond	4.375%	7/04/17	BB+	20,755
90	EUR	Republic of Hungary, Government Bond	5.750%	6/11/18	BB+	97,601
175		Republic of Hungary, Government Bond	6.250%	1/29/20	BB+	157,500
140	EUR	Republic of Hungary, Government Bond	3.875%	2/24/20	BB+	128,732
322		Republic of Hungary, Government Bond	6.375%	3/29/21	BB+	288,190
400		Republic of Hungary, Government Bond	7.625%	3/29/41	BB+	352,000
		Total Hungary				1,044,778
		Indonesia – 2.5%
390		Perusahaan Listrik Negaraa PT, 144A	5.500%	11/22/21	Ba1	396,825
620		Republic of Indonesia, Reg S	6.750%	3/10/14	BB+	670,375
590		Republic of Indonesia, Reg S	10.375%	5/04/14	BB+	689,563
520		Republic of Indonesia, Reg S	7.250%	4/20/15	BB+	588,900
955		Republic of Indonesia, Reg S	7.500%	1/15/16	BB+	1,110,188
330		Republic of Indonesia, Reg S	6.875%	1/17/18	BB+	388,575
510		Republic of Indonesia, Reg S	11.625%	3/04/19	BB+	753,525
200		Republic of Indonesia, Reg S	4.875%	5/05/21	BB+	214,000
125		Republic of Indonesia, Reg S	8.500%	10/12/35	BB+	180,000
560		Republic of Indonesia, Reg S	7.750%	1/17/38	BB+	756,000
		Total Indonesia				5,747,951
		Ireland – 0.1%
215		VEB Finance PLC, Reg S	6.902%	7/09/20	BBB	220,375
		Kazakhstan – 1.3%
330		Kazakhstan Development Bank	6.500%	6/03/20	BBB+	326,700
820		Kazakhstan Development Bank, Reg S	5.500%	12/20/15	BBB+	811,800
430		KazMuniaGaz Finance Subsidiary, 144A	11.750%	1/23/15	BBB-	505,250
265		KazMuniaGaz Finance Subsidiary, 144A	9.125%	7/02/18	BBB-	308,725
505		KazMuniaGaz Finance Subsidiary, Reg S	9.125%	7/02/18	Baa1	588,325
225		Kazatomprom, Reg S	6.250%	5/20/15	Baa3	233,438
129		Tengizchevroil LLP, 144A	6.124%	11/15/14	Baa2	131,945
		Total Kazakhstan				2,906,183

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments December 31, 2011

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		Lithuania – 0.5%
$175		Republic of Lithuania, 144A	7.375%	2/11/20	Baa1	$189,000
145		Republic of Lithuania, 144A	6.125%	3/09/21	Baa1	144,275
460		Republic of Lithuania, Reg S	7.375%	2/11/20	Baa1	496,800
315		Republic of Lithuania, Reg S	6.125%	3/09/21	Baa1	313,425
		Total Lithuania				1,143,500
		Luxemberg – 0.8%
290		Alrosa Finance S.A., 144A	7.750%	11/03/20	BB-	288,550
260		Gaz Capital S.A., 144A	5.999%	1/23/21	Baa1	258,700
555		SberBank Capital, S.A.	5.717%	6/16/21	A3	531,857
470		VTB Bank, Reg S	6.315%	2/22/18	Baa1	445,325
265		VTB Capital S.A., Reg S	6.551%	10/13/20	BBB	248,173
		Total Luxemberg				1,772,605
		Malaysia – 0.9%
765		Pertoliam Nasional Berhad, 144A	5.625%	3/15/16	A-	847,725
565		Petronas Capital Limited, 144A	5.250%	8/12/19	A1	633,588
560		Petronas Capital Limited, Reg S	5.250%	8/12/19	A1	627,981
		Total Malaysia				2,109,294
		Mexico – 2.4%
8,660	MXN	Mexico Bonos de DeSarrollo	8.000%	6/11/20	A-	687,925
9,000	MXN	Mexico Bonos de DeSarrollo	6.500%	6/10/21	A-	644,008
390		Pemex Project Funding Master Trust	6.625%	6/15/35	Baa1	442,163
325		Petroleos Mexicanos	6.500%	6/02/41	Baa1	365,625
315		Petroleos Mexicanos, 144A	6.500%	6/02/41	Baa1	354,375
180		Petroleos Mexicanos, Reg S	6.500%	6/02/41	BBB	202,500
916		United Mexican States	5.750%	10/12/11	Baa1	975,540
265		United Mexican States	5.875%	1/15/14	Baa1	286,200
626		United Mexican States	5.875%	2/17/14	Baa1	677,645
100		United Mexican States	6.625%	3/03/15	Baa1	113,750
272		United Mexican States	5.625%	1/15/17	Baa1	312,800
114		United Mexican States	5.950%	3/19/19	Baa1	135,489
205		United Mexican States	7.500%	4/08/33	Baa1	289,050
70		United Mexican States	6.750%	9/27/34	Baa1	91,175
		Total Mexico				5,578,245
		Netherlands – 0.8%
375		Kazakhstan Temir Zholy JSC	7.000%	5/13/16	BBB-	395,625
680		Majapahit Holdings BV, 144A	7.750%	10/17/16	BB	763,300
410		Majapahit Holdings BV, Reg S	8.000%	8/07/19	BB	479,700
279		Waha Aerospace BV, 144A	3.925%	7/28/26	AA	286,394
		Total Netherlands				1,925,019
		Panama – 1.0%
180		AES Panama, Reg S	6.350%	12/21/16	BBB-	193,950
253		Republic of Panama	7.250%	3/15/15	BBB-	292,215
135		Republic of Panama	5.200%	1/30/20	BBB-	152,888
695		Republic of Panama	7.125%	1/29/26	BBB-	905,238
430		Republic of Panama	8.875%	9/30/27	BBB-	645,000
		Total Panama				2,189,291
		Peru – 1.5%
590		Republic of Peru	8.375%	5/03/16	BBB	731,600
249	PEN	Republic of Peru, Reg S, GDR	7.840%	8/12/20	BBB+	105,288
985		Republic of Peru	8.750%	11/21/33	BBB	1,502,125
75		Republic of Peru	6.550%	3/14/37	BBB	95,250
980		Republic of Peru	5.625%	11/18/50	BBB	1,078,000
		Total Peru				3,512,263

Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		Philippines – 0.7%
$380		National Power Corporation	9.625%	5/15/28	BB	$520,600
230		Republic of the Philippines	9.875%	1/15/19	BB	319,125
270		Republic of the Philippines	10.625%	3/16/25	BB	425,250
65		Republic of the Philippines	9.500%	2/02/30	BB	99,856
260		Republic of the Philippines	6.375%	1/15/32	BB	307,775
		Total Philippines				1,672,606
		Poland – 1.0%
670		Republic of Poland	3.875%	7/16/15	A2	681,591
765		Republic of Poland	6.375%	7/15/19	A2	847,238
395		Republic of Poland	5.125%	4/21/21	A2	401,913
295		Republic of Poland	5.000%	3/23/22	A2	296,475
120	EUR	Republic of Poland	5.250%	1/20/25	A2	147,001
		Total Poland				2,374,218
		Qatar – 0.7%
282		Nakilat, Inc., Reg S	6.067%	12/31/33	AA-	300,330
300		State of Qatar, 144A	5.750%	1/20/42	AA	323,250
682		State of Qatar, Reg S	4.000%	1/20/15	AA	713,713
215		State of Qatar, Reg S	5.250%	1/20/20	AA	235,962
		Total Qatar				1,573,255
		Russian Federation – 2.4%
1,100		Russian Federation, 144A	3.625%	4/29/15	Baa1	1,105,500
1,900		Russian Federation, Reg S	3.625%	4/29/15	Baa1	1,909,500
180		Russian Federation, Reg S	11.000%	7/24/18	BBB	246,600
800		Russian Federation, Reg S	5.000%	4/29/20	Baa1	825,320
460		Russian Federation, Reg S	7.500%	3/31/30	Baa1	533,600
375		Russian Ministry of Finance, Reg S	12.750%	6/24/28	Baa1	639,375
195		Russian Railways Capital	5.739%	4/03/17	Baa1	195,975
		Total Russia				5,455,870
		Serbia – 0.1%
265		Republic of Serbia, 144A	7.250%	9/28/21	BB	257,713
		South Africa – 1.0%
335		Transnet Limited, 144A	4.500%	2/10/16	A3	339,255
200		Esckom Holdings Limited, Reg S	5.750%	1/26/21	BBB+	203,500
190		Republic of South Africa	7.375%	4/25/12	A3	193,097
4,765	ZAR	Republic of South Africa	8.000%	12/21/18	A	601,015
710		Republic of South Africa	6.875%	5/27/19	A3	855,550
		Total South Africa				2,192,417
		South Korea – 0.2%
140		Republic of Korea	5.750%	4/16/14	A1	151,817
115		National Agricutlural Cooperative Federation, Reg S	5.000%	9/30/14	A	120,841
135		Korea Development Bank	8.000%	1/23/14	A1	148,536
		Total South Korea				421,194
		Sri Lanka – 0.2%
170		Republic of Sri Lanka, 144A	6.250%	10/04/20	B+	170,000
200		Republic of Sri Lanka, 144A	6.250%	7/27/21	B+	197,073
		Total Sri Lanka				367,073
		Turkey – 1.7%
425		Republic of Turkey, Government Bond	9.500%	1/15/14	BB	471,750
1,015		Republic of Turkey, Government Bond	7.000%	9/26/16	BB	1,112,694
321		Republic of Turkey, Government Bond	7.500%	7/14/17	BB	361,125
185		Republic of Turkey, Government Bond	6.750%	4/03/18	BB	201,881

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments December 31, 2011

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Turkey (continued)
$700	Republic of Turkey, Government Bond	5.125%	3/25/22	BB	$668,500
620	Republic of Turkey, Government Bond	6.875%	3/17/36	BB	646,350
400	Republic of Turkey, Government Bond	6.000%	1/14/41	Ba2	377,000
	Total Turkey				3,839,300
	Ukraine – 1.1%
425	Naftogaz Ukraine	9.500%	9/30/14	N/R	398,438
100	Republic of Ukraine, 144A	6.875%	9/23/15	B+	90,000
660	Republic of Ukraine, 144A	6.250%	6/17/16	B+	579,150
719	Republic of Ukraine, Reg S	7.650%	6/11/13	B+	690,240
200	Republic of Ukraine, Reg S	6.875%	9/23/15	B+	180,000
580	Republic of Ukraine, Reg S	7.750%	9/23/20	B+	501,700
	Total Ukraine				2,439,528
	United Arab Emirates – 0.2%
242	Dubai Electricity & Water, 144A	7.375%	10/21/20	Ba1	248,050
100	Emirate of Abu Dhabi	6.750%	4/08/19	Aa2	122,500
	Total United Arab Emirates				370,550
	United Kingdom – 0.1%
245	Vendata Resources PLC, 144A	8.250%	6/07/21	BB	189,875
	Uruguay – 0.5%
596	Republic of Uruguay	7.875%	1/15/33	BBB-	833,258
237	Republic of Uruguay	7.625%	3/21/36	BBB-	327,173
	Total Uruguay				1,160,431
	Venezuela – 1.4%
665	Pertoleos de Venzuela S.A.	5.250%	4/12/17	B+	422,084
485	Pertoleos de Venzuela S.A., Reg S	8.500%	11/02/17	B+	365,690
475	Pertoleos de Venzuela S.A.	8.500%	11/02/17	B+	358,150
165	Republic of Venezuela, Reg S	7.000%	12/01/18	B+	116,531
377	Republic of Venezuela, Reg S	9.000%	5/07/23	B+	269,340
620	Republic of Venezuela, Reg S	8.250%	10/13/24	B+	407,650
230	Republic of Venezuela	9.250%	9/15/27	B+	166,175
1,220	Republic of Venezuela, Reg S	9.250%	5/07/28	B+	844,850
155	Republic of Venezuela	11.950%	8/05/31	B+	126,712
75	Republic of Venezuela	9.375%	1/13/34	B+	51,750
	Total Venezuela				3,128,932
	Total Emerging Markets Debt and Foreign Corporate Bonds (cost $70,709,461)				72,797,573

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 4.1% (2.9% of Total Investments)
$1,609	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $1,608,367, collateralized by $1,460,000 U.S. Treasury Notes, 4.000%, due 2/15/15, value $1,642,113	0.010%	1/03/12	$1,608,395
7,687	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $7,687,287, collateralized by $6,975,000 U.S. Treasury Notes, 4.000%, due 2/15/15, value $7,845,027	0.010%	1/03/12

$9,296	Total Short-Term Investments (cost $9,295,673)	9,295,673
	Total Investments (cost $310,850,647) – 143.7%	325,862,433
	Borrowings – (43.1)% (10)	(97,800,000)
	Other Assets Less Liabilities – (0.6)% (11)	(1,360,846)
	Net Assets Applicable to Common Shares – 100%	$226,701,587

Nuveen Investments

Investments in Derivatives at December 31, 2011

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (12)	Expiration Date	Strike Price	Value
(200)	Barrick Gold Corporation	$(1,050,000)	1/21/12	$52.5	$(1,700)
(200)	Total Call Options Written (premiums received $66,394)	$(1,050,000)			$(1,700)

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
UBS	Brazilian Real	1,717,000	U.S. Dollar	913,541	3/02/12	$4,740
UBS	Colombian Peso	1,036,317,000	U.S. Dollar	532,263	3/21/12	(3,107)
Barclays Bank PLC	Euro	733,000	U.S. Dollar	954,689	3/21/12	5,354
HSBC	Mexican Peso	12,658,000	U.S. Dollar	908,686	3/21/12	7,136
Credit Suisse	Peruvian Nuevo Sol	134,000	U.S. Dollar	49,274	3/21/12	(147)
Bank of America	Peruvian Nuevo Sol	151,000	U.S. Dollar	55,627	3/21/12	(63)
UBS	South African Rand	4,607,000	U.S. Dollar	542,026	3/22/12	(21,886)
Credit Suisse	South Korean Won	371,030,000	U.S. Dollar	318,891	3/21/12	(1,559)
Bank of America	U.S. Dollar	163,246	Malaysian Ringgit	525,000	3/21/12	1,705
Credit Suisse	U.S. Dollar	163,429	Malaysian Ringgit	525,000	3/21/12	1,522
JPMorgan Chase	U.S. Dollar	319,757	South Korean Won	371,030,000	3/21/12	693
JPMorgan Chase	U.S. Dollar	712,033	Yuan Renminbi	4,515,000	9/27/12	3,002
						$(2,610)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$19,950,000	Receive	1-Month USD-LIBOR	0.360%	Monthly	3/21/12	$3,737
JPMorgan	19,950,000	Receive	1-Month USD-LIBOR	1.193	Monthly	3/21/14	(289,532)
Morgan Stanley	19,950,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/16	(962,027)
							$(1,247,822)

*  Annualized.

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments December 31, 2011

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (5)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (6)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (7)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

  (8)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (9)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (10)  Borrowings as a percentage of Total Investments is 30.0%.

  (11)  Other Assets Less Liabilities includes the Value and/or the Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at December 31, 2011.

  (12)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  N/A  Not applicable.

  N/R  Not rated.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  ADR  American Depositary Receipt.

  GDR  Global Depositary Receipt.

  Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

  BRL  Brazilian Real

  COP  Columbian Peso

  EUR  Euro

  MXN  Mexican Peso

  PEN  Peruvian Nuevo Sol

  ZAR  South African Rand

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

December 31, 2011

Assets
Investments, at value (cost $310,850,647)	$325,862,433
Cash	345,583
Cash denominated in foreign currencies (cost $710)	717
Unrealized appreciation on forward foreign currency exchange contracts	24,152
Receivables:
Dividends	468,564
Interest	1,540,036
Investments sold	143,476
Matured senior loans	193,778
Reclaims	29,132
Other assets	83,767
Total assets	328,691,638
Liabilities
Borrowings	97,800,000
Call options written, at value (premiums received $66,394)	1,700
Unrealized depreciation on forward foreign currency exchange contracts	26,762
Payable for investments purchased	2,373,903
Unrealized depreciation on interest rate swaps, net	1,247,822
Accrued expenses:
Interest on borrowings	73,408
Management fees	232,315
Other	234,141
Total liabilities	101,990,051
Net assets applicable to Common shares	$226,701,587
Common shares outstanding	19,937,697
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$11.37
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$199,377
Paid-in surplus	261,926,831
Undistributed (Over-distribution of) net investment income	(484,873)
Accumulated net realized gain (loss)	(48,761,898)
Net unrealized appreciation (depreciation)	13,822,150
Net assets applicable to Common shares	$226,701,587
Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended December 31, 2011

Investment Income
Dividends (net of foreign tax withheld of $72,716)	$4,524,555
Interest	8,453,633
Total investment income	12,978,188
Expenses
Management fees	2,799,368
Interest expense on borrowings	1,045,225
Shareholders' servicing agent fees and expenses	1,257
Custodian's fees and expenses	161,267
Trustees' fees and expenses	17,325
Professional fees	98,223
Shareholders' reports — printing and mailing expenses	80,472
Stock exchange listing fees	8,918
Investor relations expense	59,469
Other expenses	68,057
Total expenses before custodian fee credit and expense reimbursement	4,339,581
Custodian fee credit	(208)
Expense reimbursement	(200,015)
Net expenses	4,139,358
Net investment income (loss)	8,838,830
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	13,621,340
Call options written	755,913
Forward foreign currency exchange contracts	109,254
Interest rate swaps	(440,705)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(19,322,513)
Call options written	158,532
Forward foreign currency exchange contracts	(36,364)
Interest rate swaps	(1,247,822)
Net realized and unrealized gain (loss)	(6,402,365)
Net increase (decrease) in net assets applicable to Common shares from operations	$2,436,465

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Year Ended 12/31/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$8,838,830	$7,119,184
Net realized gain (loss) from:
Investments and foreign currency	13,621,340	17,955,345
Call options written	755,913	67,700
Forward foreign currency exchange contracts	109,254	309,630
Interest rate swaps	(440,705)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(19,322,513)	15,818,516
Call options written	158,532	(214,275)
Forward foreign currency exchange contracts	(36,364)	(95,919)
Interest rate swaps	(1,247,822)	—
Net increase (decrease) in net assets applicable to Common shares from operations	2,436,465	40,960,181
Distributions to Common Shareholders
From net investment income	(19,950,258)	(18,768,363)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(19,950,258)	(18,768,363)
Capital Share Transactions
Common shares repurchased and retired	(246,094)	(295,844)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(246,094)	(295,844)
Net increase (decrease) in net assets applicable to Common shares	(17,759,887)	21,895,974
Net assets applicable to Common shares at the beginning of period	244,461,474	222,565,500
Net assets applicable to Common shares at the end of period	$226,701,587	$244,461,474
Undistributed (Over-distribution of) net investment income at the end of period	$(484,873)	$(754,114)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Year Ended December 31, 2011

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$2,436,465
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(241,748,039)
Proceeds from sales and maturities of investments	214,792,868
Proceeds from (Purchase of) short-term investments, net	1,979,385
Proceeds from (Payments for) closed foreign currency spot contracts	(23,747)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(648)
Cash paid for terminated call options written	(89,429)
Premiums received for call options written	568,669
Proceeds from (Payments for) interest rate swap contracts, net	(440,705)
Amortization (Accretion) of premiums and discounts, net	(12,862)
(Increase) Decrease in:
Receivable for dividends	(53,188)
Receivable for interest	(68,401)
Receivable for investments sold	3,819,341
Receivable for matured senior loans	37,049
Receivable for reclaims	9,718
Other assets	13,757
Increase (Decrease) in:
Payable for investments purchased	(847,752)
Accrued interest on borrowings	3,815
Accrued management fees	22,771
Accrued other expenses	(1,637)
Net realized (gain) loss from:
Investments and foreign currency	(13,621,340)
Call options written	(755,913)
Interest rate swaps	440,705
Paydowns	(477,834)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	19,322,513
Call options written	(158,532)
Forward foreign currency exchange contracts	36,364
Interest rate swaps	1,247,822
Capital gain and return of capital distributions from investments	1,274,683
Net cash provided by (used in) operating activities	(12,294,102)
Cash Flows from Financing Activities:
Increase (Decrease) in borrowings	32,800,000
Cash distributions paid to Common shareholders	(19,950,258)
Cost of Common shares repurchased and retired	(246,094)
Net cash provided by (used in) financing activities	12,603,648
Net Increase (Decrease) in Cash	309,546
Cash at the beginning of period	36,037
Cash at the End of Period	$345,583

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding borrowing costs) was $831,348.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)(b)	Distributions from Net Investment Income to Fund- Preferred Share- holders(c)	Distributions from Capital Gains to Fund- Preferred Share- holders(c)		Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total
Year Ended 12/31:
2011	$12.25	$.44	$(.32)	$—	$—		$0.12	$(1.00)	$—	$—	$(1.00)
2010	11.13	.36	1.70	—	—		2.06	(.94)	—	—	(.94)
2009	8.30	.46	3.24	— *	—	*	3.70	(.47)	—	(.41)	(.88)
2008	16.09	.89	(7.19)	(.18)	—		(6.48)	(.78)	(.06)	(.47)	(1.31)
2007	19.22	1.02	(2.30)	(.12)	(.19)		(1.59)	(.90)	(.64)	—	(1.54)
	FundPreferred Shares at the End of Period			Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2011	$—	$—	$—	$97,800	$3,318
2010	—	—	—	65,000	4,761
2009	—	—	—	65,000	4,424
2008	72,000	25,000	83,203	—	—
2007	120,000	25,000	92,729	45,000	10,891

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term Capital Gains Retained
Year Ended 12/31:
2011	N/A
2010	N/A
2009	N/A
2008	N/A
2007	$.25

(c)  The amounts shown are based on Common share equivalents.

Nuveen Investments

							Ratios/Supplemental Data
					Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(e)(f)
	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(d)	Based on Common Share Net Asset Value(d)	Ending Net Assets Applicable to Common Shares (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate
Year Ended 12/31:
2011	$—	*	$11.37	$10.26	3.33%	1.08%	$226,702	1.81%	3.61%	1.73%	3.69%	67%
2010	—	*	12.25	10.89	22.16	19.18	244,461	1.78	2.88	1.61	3.06	67
2009	.01		11.13	9.73	72.17	47.30	222,566	1.89	4.73	1.59	5.02	77
2008	—		8.30	6.32	(49.58)	(42.60)	167,623	2.13	6.28	1.65	6.77	49
2007	—		16.09	14.28	(25.75)	(9.00)	325,097	2.20	5.06	1.74	5.53	48

(d)  • Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund's corresponding Total Returns Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

		Total Returns
	Common Shareholders of Record on	Based on Market Value	Based on Common Share Net Asset Value
Year Ended 12/31:
2011	N/A	3.33%	1.08%
2010	N/A	22.16	19.18
2009	N/A	72.17	47.30
2008	N/A	(49.58)	(42.60)
2007	December 31	(24.47)	(7.60)

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, when applicable.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2011	.44%
2010	.38
2009	.38
2008	.38
2007	.66

(f)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

*  Rounds to less than $.01 per share.

N/A  The Fund had no retained capital gains for the tax years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

Nuveen Diversified Dividend and Income Fund (the "Fund") is a closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund's investment objectives are high current income and total return. The Fund invests primarily in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets debt and foreign corporate bonds") and senior loans.

Effective January 1, 2011, the Fund's adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, Inc. (the "Adviser").

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Fund that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which, generally represents a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

Like most fixed-income instruments, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Nuveen Investments

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2011, the Fund had outstanding when-issued/delayed delivery purchase commitments of $2,373,903.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Other income includes the increase of the net realizable value of the receivable of matured senior loans during the current fiscal period, when applicable.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies ("RICs"). In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year end. For the fiscal year ended December 31, 2011, the character of distributions to the Fund from the REITs was 63.57% ordinary income, 17.54% long-term and short-term capital gains, and 18.89% return of REIT capital. For the fiscal year ended December 31, 2010, the character of distributions to the Fund from the REITs was 65.03% ordinary income, 13.90% long-term and short-term capital gains, and 21.07% return of REIT capital.

For the fiscal years ended December 31, 2011 and December 31, 2010, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2011 and December 31, 2010, are reflected in the accompanying financial statements.

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. During the fiscal year ended December 31, 2009, the Fund redeemed all $120,000,000 of its outstanding FundPreferred shares, at liquidation value.

During the fiscal year ended December 31, 2010, lawsuits pursuing claims made in a demand letter alleging that the Fund's Board of Trustees breached their fiduciary duties related to the redemption at par of the Fund's FundPreferred shares had been filed on behalf of shareholders of the Fund, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the Fund. Nuveen and the other defendants filed a motion to dismiss the lawsuits and on December 16, 2011, the court granted that motion dismissing the lawsuits. The plaintiffs failed to file an appeal on the court's decision within the required time period, resulting in the final disposition of the lawsuit.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

Nuveen Investments

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of "Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, call options written and interest rate swaps", respectively on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when Wellington Management Company LLP ("Wellington"), one of the Fund's sub-advisors, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of "Unrealized appreciation or depreciation on forward foreign currency exchange contracts" on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts" on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of "Net realized gain (loss) from forward foreign currency exchange contracts" on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward foreign currency contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the fiscal year ended December 31, 2011, the Fund entered into forward foreign currency exchange contracts, buying currencies expected to appreciate and selling currencies expected to depreciate.

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended December 31, 2011, was 24. The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies in an attempt to manage such risk. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options purchased" on the Statement of Operations.The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call options written" on the Statement of Operations. When a written call option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call options written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

During the fiscal year ended December 31, 2011, the Fund wrote covered call options on individual stocks held in its portfolio to enhance returns while foregoing some upside potential of its equity portfolio.

The Fund did not purchase put or call options or write put options during the fiscal year ended December 31, 2011. The average notional amount of call options written during the fiscal year ended December 31, 2011, was as follows:

Average notional amount of call options written*	$(2,580,160)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Interest Rate Swap Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. The Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps, net" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended December 31, 2011, the Fund entered into interest rate swap contracts to partially fix the interest cost of leverage, which the Fund uses through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended December 31, 2011, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$47,880,000

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform

Nuveen Investments

(counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$78,463,600	$1,196,484	$—	$79,660,084
REIT Common Stocks	79,717,568	—	—	79,717,568
REIT Preferred Stocks	4,252,080	—	—	4,252,080
Capital Preferred Securities	—	1,562,813	—	1,562,813
Variable Rate Senior Loan Interests	—	78,576,642	—	78,576,642
Emerging Markets Debt and Foreign Corporate Bonds	—	72,797,573	—	72,797,573
Short-Term Investments	—	9,295,673	—	9,295,673
Derivatives:
Call Options Written	(1,700)	—	—	(1,700)
Forward Foreign Currency Exchange Contracts**	—	(2,610)	—	(2,610)
Interest Rate Swaps**	—	(1,247,822)	—	(1,247,822)
Total	$162,431,548	$162,178,753	$—	$324,610,301

*  Refer to the Fund's Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The following is a reconciliation of the Fund's Level 3 investments held at the beginning and end of the measurement period:

Level 3 Emerging Markets Debt and Foreign Corporate Bonds
Balance at the beginning of period	$42,700
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	(12,200)
Purchases at cost	—
Sales at proceeds	(30,500)
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$—
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of December 31, 2011	$—

During the fiscal year ended December 31, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

Nuveen Investments

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$1,700
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	24,152	Unrealized depreciation on forward foreign currency exchange contracts	26,762
Interest Rate	Swaps	Unrealized depreciation on interest rate swaps, net*	3,737	Unrealized depreciation on interest rate swaps, net*	1,251,559
Total			$27,889		$1,280,021

*  Value represents cumulative gross appreciation (depreciation) of interest rate swap contracts as reported in the Fund's Portfolio of Investments. The Statement of Assets and Liabilities presents the net unrealized appreciation (depreciation) of all interest rate swap contracts as "Unrealized depreciation on interest rate swaps, net."

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$755,913
Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$109,254
Net Realized Gain (Loss) from Interest Rate Swaps
Risk Exposure
Interest Rate	$(440,705)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$158,532
Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$(36,364)
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps
Risk Exposure
Interest Rate	$(1,247,822)

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Year Ended 12/31/11	Year Ended 12/31/10
Common shares repurchased and retired	(25,121)	(30,100)
Weighted average:
Price per Common share repurchased and retired	$9.78	$9.81
Discount per Common share repurchased and retired	15.09%	14.97%

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2011, aggregated $241,748,039 and $214,792,868, respectively.

Transactions in call options written during the fiscal year ended December 31, 2011, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	4,471	$343,067
Options written	2,666	568,669
Options terminated in closing purchase transactions	(3,865)	(493,736)
Options exercised	(357)	(89,684)
Options expired	(2,715)	(261,922)
Options outstanding, end of period	200	$66,394

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$316,840,394
Gross unrealized:
Appreciation	$33,865,798
Depreciation	(24,843,759)
Net unrealized appreciation (depreciation) of investments	$9,022,039

Permanent differences, primarily due to tax basis earnings and profits adjustments, foreign currency reclassifications, paydown adjustments and bond premium amortization adjustments, resulted in reclassifications among the Fund's components of Common share net assets at December 31, 2011, the Fund's tax year end, as follows:

Paid-in surplus	$(11,917,224)
Undistributed (Over-distribution of) net investment income	11,380,669
Accumulated net realized gain (loss)	536,555

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Fund's tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's tax years ended December 31, 2011 and December 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011
Distributions from net ordinary income *	$19,950,258
Distributions from net long-term capital gains	—

Nuveen Investments

2010
Distributions from net ordinary income *	$18,768,363
Distributions from net long-term capital gains	—

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2011, the Fund's tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$10,705,774
December 31, 2017	32,452,667
Total	$43,158,441

During the Fund's tax year ended December 31, 2011, the Fund utilized $13,389,006 of its capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by fiscal year RICs during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which RICs might be required to file amended Forms 1099 to restate previously reported distributions.

During the Fund's tax year ended December 31, 2011, there were no post-enactment capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2011, the complex-level fee rate for the Fund was .1767%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management, LLC ("Symphony"), and Wellington. NWQ and Symphony are each a subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including ADR and the Fund's call option strategy. Security Capital manages the portion of the Fund's investment portfolio allocated to securities issued by real estate companies. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans and other debt instruments. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets debt and foreign corporate bonds, and the forward foreign currency exchange strategy. The Adviser is responsible for overseeing the Fund's investments in interest rate swap contracts. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending September 30,			Year Ending September 30,
2003	*	.32%	2008	.32%
2004		.32	2009	.24
2005		.32	2010	.16
2006		.32	2011	.08
2007		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

During the fiscal year ended December 31, 2011, the Fund was reimbursed $6,652 by Nuveen to offset a portion of expenses incurred as a result of the Fund's anticipated Common share shelf offering filing with the Securities and Exchange Commission, which ultimately did not occur.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2011, the Fund had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At December 31, 2011, there were no such outstanding participation commitments.

9. Borrowing Arrangements

The Fund has entered into a $100 million (maximum commitment amount) senior committed secured 364-day revolving line of credit (the "Facility"), renewable annually, with its custodian bank. On February 1, 2011, the Fund amended the Facility with its custodian bank and increased its amount from $65 million to $83 million and on December 1, 2011, increased its maximum commitment amount from $83 million to $100 million. As of December 31, 2011, the outstanding balance on the Facility was $97.8 million. During the fiscal year ended December 31, 2011, the average daily balance outstanding and interest rate was $79.3 and 1.04%, respectively.

From the period January 1, 2011 through May 26, 2011 interest was charged on the Facility at a rate per annum equal to (a) the higher of (i) the overnight London Inter-bank Offered Rate ("LIBOR") rate plus 1.00% and (ii) the Federal Funds rate plus 1.00% or (b) the 1-week, 30, 60, or 90-day LIBOR plus 1.00%. In addition to interest expense, the Fund pays a per annum commitment fee based on the total amount of the Facility. Effective May 27, 2011 interest charged on the Facility changed to (a) the higher of (i) the overnight London Inter-bank Offered Rate ("LIBOR") rate plus 0.80% and (ii) the Federal Funds rate plus 1.00% or (b) the 1-week, 30, 60, or 90-day LIBOR plus 0.80%. All other terms remain unchanged. The Fund incurred amendment fees, which were fully expensed during the period.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense, commitment fees and amendment fees are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

10. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council (affiliated with the Investment Company Institute.)	238

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	238

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	238

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	238

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	238

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	238

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	238

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	238

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	238

Interested Board Member:

■ JOHN P. AMBOIAN(3)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	238

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	238

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since August 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	238

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	238

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	238

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	238

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	238

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	238

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	238

■ KATHLEEN L. PRUDHOMME

3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	238

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested Trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

•  Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

•  Comparative Benchmark: The performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JPMorgan EMBI Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Nuveen Investments

Glossary of Terms
Used in this Report (continued)

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund's portfolio.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  S&P 500 Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
JDD	7.58%	11.81%

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JDD	25,121

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-B-1211D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2011	$33,100	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2010	$33,100	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1)               “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)               “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3)               “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4)               “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (Formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2011	$0	$0	$0	$0
December 31, 2010	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)          See Portfolio of Investments in Item 1.

(b)         Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser, Nuveen Fund Advisors, Inc.,  has engaged NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Wellington Management Company, LLP (“Wellington Management”) and Symphony Asset Management, LLC (“Symphony”) (NWQ, Security Capital, Wellington Management and Symphony are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Advisers’ proxy voting policies and procedures are summarized as follows:

NWQ

With respect to NWQ, NWQ’s Proxy Voting Committee (the “Committee”) is responsible for supervision of the proxy voting process, including identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned on behalf of clients, and circumstances when NWQ may deviate from its policies and procedures. Unless otherwise determined by the Committee, NWQ will cause proxies to be voted consistent with the recommendations or guidelines of an independent third party proxy service or other third party, and in most cases, votes generally in accordance with the recommendations of MSCI Institutional Shareholder Services (“ISS”) on the voting of proxies relating to securities held on behalf of clients’ accounts. Unless otherwise restricted, the Committee reserves the right to override the specific recommendations in any situation where it believes such recommendation is not in its clients’ best interests. The Committee oversees the identification of material conflicts of interest, and where such matter is covered by the recommendations or guidelines of a third party proxy service, it shall cause proxies to be voted in accordance with the applicable recommendation or guidelines, to avoid such conflict. If a material conflict of interest matter is not covered by the third party service provider recommendations, NWQ may (i) vote in accordance with the recommendations of an alternative independent third party or (ii) disclose the conflict to the client, and with their consent, make the proxy voting determination and document the basis for such determination.

NWQ generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer).

SECURITY CAPITAL

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.

To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the Security Capital’s proxy voting procedures and guidelines are available upon request by contacting your client service representative.

SYMPHONY

Symphony votes proxies with the objective of maximizing shareholder value for its clients and in accordance with the firm’s Policies and Procedures for Proxy Voting.  Symphony’s Proxy Voting Committee is responsible for establishing proxy voting guidelines; review and oversight of the firm’s Policies and Procedures for Proxy Voting; oversight of day-to-day proxy voting related activities; and, for overseeing the activities of proxy service providers utilized by the firm.

Symphony has established guidelines for proxy voting based on the recommendations of an independent third-party proxy service provider.  Symphony utilizes one or more independent third-party service providers to vote proxy in accordance with Symphony’s guidelines.  Service providers also provide proxy voting related research material as required.

In its Policies and Procedures for Proxy Voting, Symphony specifies a process for identifying and managing conflicts of interest in the proxy voting process so that votes are cast in the best interests of clients.  Conflicts of interest may arise from relationships Symphony has with its clients, vendors and lenders.  Symphony portfolio managers may change a proxy vote recommended by the firm’s guidelines to resolve a conflict of interest or for other reasons in the best economic interests of clients.  Symphony’s Proxy Voting Committee reviews vote changes.

WELLINGTON MANAGEMENT

Wellington Management’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (NFA) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”).  NFA, as Adviser, provides discretionary investment advisory services.  NFA is responsible for the selection and on-going monitoring of the Fund’s sub-advisers, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) for a portion of the registrant’s equity investments, Wellington Management Company, LLP (“Wellington Management”) for a portion of the registrant’s debt investments,  Symphony Asset Management, LLC (“Symphony”) for an additional portion of the registrant’s debt investments and NWQ Investment Management Company, LLC (“NWQ”) for an additional portion of the registrant’s equity investments,  (Security Capital, Wellington Management, Symphony and NWQ are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at each Sub-Adviser:

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED

ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated.  Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities.  Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 38 years of experience in the real estate investment business.  He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics.  Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy.  Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry.  Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management.  Mr. Statz has 30 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies.  Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion.  Mr. Bedell has 24 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Item 8 (a)(2).   Other Accounts Managed by Security Capital Research & Management Incorporated

Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund (“Funds”)
Security Capital Research & Management Incorporated (“Adviser”)
	(a)(2) For each person identified in column (a)(1), provide number of accounts						(a)(3) Performance Fee Accounts. For each of the categories in column
	other than the Funds managed by the person within each category below and						(a)(2), provide number of accounts and the total assets in the accounts with
	the total assets in the accounts managed within each category below						respect to which the advisory fee is based on the performance of the account
Other Pooled
	Registered Investment		Investment				Registered Investment		Other Pooled
(a)(1) Identify portfolio	Companies		Vehicles		Other Accounts		Companies		Investment Vehicles		Other Accounts
manager(s) of the	Number	Total	Number	Total	Number	Total	Number		Number		Number	Total
Adviser to be named in	of	Assets	of	Assets	of	Assets	of	Total	of	Total	of	Assets
the Fund prospectus	Accounts	($billions)	Accounts	($billions)	Accounts	($billions)	Accounts	Assets	Accounts	Assets	Accounts	($billions)
Anthony R. Manno Jr.	5	$1.6	1	$0.6	329	$2.3	—	—	—	—	5	$0.3
Kenneth D. Statz	5	$1.6	1	$0.6	326	$2.3	—	—	—	—	5	$0.3
Kevin W. Bedell	5	$1.6	1	$0.6	332	$2.3	—	—	—	—	5	$0.3

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”).  The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed  using the same objectives, approach and philosophy.  Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts.  This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions.  Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts.  Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering.  A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.  If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.  For example:

Orders placed for the same equity security within a reasonable time period are aggregated consistent with Security Capital’s duty of best execution for its clients.  If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis.  Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Item 8(a)(3).          FUND MANAGER COMPENSATION

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. Actual bonus is paid partially in cash and partially in either (a) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., which vests over a three-year period (50% each after the second and third years) or (b) in self directed parent company mutual funds which vests after a three-year period (100% after the third year). Actual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.

Item 8(a)(4).          OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2011

						$500,001 -	over
Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$1,000,000	$1,000,000
Anthony R. Manno Jr.	X
Kenneth D. Statz	X
Kevin W. Bedell	X

Wellington Management

Item 8(a)(1).          PORTFOLIO MANAGER BIOGRAPHY

James W. Valone, CFA, Senior Vice President, Fixed Income Portfolio Manager and Co-Director of Fixed Income, has been a fixed income portfolio manager and chair of Wellington Management’s Emerging Markets Debt Strategy Group since its inception in 1999. He and his team manage portfolios invested in the emerging debt and currency markets for a wide range of investors that include pension funds, mutual funds, endowments and central banks. In 2009, he was appointed co-director of Fixed Income. In this role, He focuses exclusively on investors and investing. He is responsible for the integrity of our Fixed Income investment processes and achieving the investment goals of our clients.

Prior to joining the firm, he was an emerging markets debt portfolio manager at Baring Asset Management (1997 — 1999). He also worked at Fidelity Investments as an emerging markets debt portfolio manager and regional analyst covering Latin America (1989 — 1997) and at Northwest Quadrant, Inc. in Newport Beach, California, where he was a portfolio manager (1985 — 1987).

Mr. Valone received his MBA from the University of Chicago (1989) and his BA in economics from Pomona College (1985). He also holds the Chartered Financial Analyst designation.

Item 8(a)(2).          OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

	(a)(2) For each person identified in column (a)(1), provide number of accounts other than the						(a)(3) Performance Fee Accounts. For each of the categories in column
	Funds managed by the person within each category below and the total assets in the accounts						(a)(2), provide number of accounts and the total assets in the accounts with
	managed within each category below						respect to which the advisory fee is based on the performance of the account
(a)(1) Identify							Registered
portfolio	Registered Investment		Other Pooled Investment				Investment		Other Pooled Investment
manager(s) of the	Companies		Vehicles		Other Accounts		Companies		Vehicles		Other Accounts
Adviser to be	Number	Total	Number	Total	Number	Total	Number		Number	Total	Number	Total
named in the	of	Assets	of	Assets	of	Assets	of	Total	of	Assets	of	Assets
Fund prospectus	Accounts	($millions)	Accounts	($millions)	Accounts	($millions)	Accounts	Assets	Accounts	($millions)	Accounts	($millions)
James W. Valone	2	$109,986,804	16	$6,232,162,651	16	$8,099,366,662	0	$0	1	$201,814,683	0	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients.  These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles.  These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund.  The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account.  Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts.  Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account.  Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings.  In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Valone also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates.  Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager.  Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.  Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts.  Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals.  Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).          FUND MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Asset Management on behalf of the Fund.  Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2011.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients.  Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”) includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of the firm.  The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.  The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the JP Morgan Emerging Markets Bond Index Global Diversified Equal Weighted Performing through June 30, 2010: and the JP Morgan Emerging Markets Bond Index Global Diversified from July 1, 2010 over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.  The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations.  Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors.  Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.  Mr. Valone is a partner of the firm.

Item 8(a)(4).          OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2011

Name of Portfolio		$1-	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
James W. Valone	X

Symphony

Item 8(a)(1).          PORTFOLIO MANAGER BIOGRAPHIES

Gunther Stein

Mr. Stein, Chief Executive Officer and Chief Investment Officer at Symphony, is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, he was a high-yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Item 8(a)(2).          OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed by Symphony PM

As of 12/31/11

Gunther Stein
(a) RICs
Number of accts	18
Assets	$2,736,543,178

(b) Other pooled accts
Non-performance fee accts
Number of accts	8
Assets	$66,628,302
Performance fee accts
Number of accts	15
Assets	$1,066,497,261

(c) Other
Non-performance fee accts
Number of accts	5
Assets	$52,063,712
Performance fee accts
Number of accts	3
Assets	$215,571,812

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts.  Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.   In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors.  In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).          FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses.   The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team.   Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies.  The portfolio manager also receives long-term incentives tied to the performance and growth of Symphony and Nuveen.

Item 8(a)(4).          OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2011

Name of Portfolio		$1-	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Gunther Stein	X

NWQ

Item 8(a)(1).          PORTFOLIO MANAGER BIOGRAPHY

Jon D. Bosse, CFA, Chief Investment Officer, Co-President of NWQ, and Portfolio Manager

Prior to joining NWQ in 1996, Mr. Bosse spent ten years with ARCO Investment Management Company where, in addition to managing a value-oriented fund, he was the Director of Equity Research. Previously, he spent four years with ARCO in Corporate Finance.  Mr. Bosse received his B.A. in Economics from Washington University, St. Louis, where he was awarded the John M. Olin Award for excellence in economics, and graduated summa cum laude. He received his M.B.A. from the Wharton Business School, University of Pennsylvania. In addition, he received his Chartered Financial Analyst designation in 1992 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

Item 8(a)(2).          OTHER ACCOUNTS MANAGED

	Jon Bosse
(a) RICs
Number of accts	7
Assets ($000s)	$1,236,829,880

(b) Other pooled accts
Non-performance fee accts
Number of accts	15
Assets ($000s)	$1,432,630,580

(c) Other
Non-performance fee accts
Number of accts	23,197
Assets ($000s)	$12,353,570,682	*
Performance fee accts
Number of accts	9
Assets ($000s)	$1,671,074,961

*Includes $742,670,192 of model program assets.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account.  More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•      The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•      If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•      With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•      The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).          FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals.  These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee.  Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.  The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented should the firm outperform its benchmarks on a 1, 2 and 3 year basis.  Individual bonuses are based primarily on the following:

•      Overall performance of client portfolios

•      Objective review of stock recommendations and the quality of primary research

•      Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees.  The equity incentive plan provides meaningful equity to employees which is similar to restricted stock and options and which vests over the next 5 to 7 years.  Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms.  Benefits besides compensation include a college tuition program for the children of all full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees, among others.

Item 8(a)(4).                   OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2011

Name of Portfolio		$1-	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Jon Bosse	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2011	0		0	1,995,000

FEBRUARY 1-28, 2011	0		0	1,995,000

MARCH 1-31, 2011	0		0	1,995,000

APRIL 1-30, 2011	0		0	1,995,000

MAY 1-31, 2011	0		0	1,995,000

JUNE 1-30, 2011	0		0	1,995,000

JULY 1-31, 2011	0		0	1,995,000

AUGUST 1-31, 2011	25,121	$9.78	25,121	1,969,879

SEPTEMBER 1-30, 2011	0		0	1,969,879

OCTOBER 1-31, 2011	0		0	1,969,879

NOVEMBER 1-30, 2011	0		0	1,990,000

DECEMBER 1-31, 2011	0		0	1,990,000

TOTAL	25,121

* The registrant’s repurchase program, for the repurchase of 1,995,000 shares, was authorized November 16, 2010.  The program was reauthorized for a maximum repurchase amount of 1,990,000 shares on November 16, 2011.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: March 9, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 9, 2012